EXHIBIT 99.2

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
BALANCE SHEETS

June 30, 2010
ASSETS

Assets
Current assets:
Cash and cash equivalents	$301,748
Marketable securities	465,105
Total current assets	766,853

Oil and gas properties, unproven	22,810,303

Total Assets	$23,577,156

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Line of credit	$1,358
Payable to YA Global	-
Total current liabilities	1,358

Members' Equity	23,575,798

Total liabilities and members' equity	$23,577,156

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF OPERATIONS

	Six Months Ended June 30,		Cumulative Period from December 23, 2008 (inception) to
	2010	2009	June 30, 2010
Net Sales	$-	$-	$-
Cost of Sales	-	-	-
Gross Profit (Loss)	-	-	-

Operating Expenses
Impairment loss	1,331,215	-	1,331,215
General and administrative expense	190,765	139,921	402,377

Total Operating Expenses	1,521,980	139,921	1,733,592

Loss from operations	(1,521,980)	(139,921)	(1,733,592)

Other (expense) income, net	1,103	-	(395)

Loss before Income tax provisions	(1,520,877)	(139,921)	(1,733,987)

Income tax provision	-	-	-

Net Loss	$(1,520,877)	$(139,921)	$(1,733,987)

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF MEMBERS’ EQUITY

December 23, 2008 contribution of assets	$24,141,518

Net income	$-
Members' equity, December 31, 2008	24,141,518

Members' contribution	732,497

Net loss	(213,110)

Members equity, December 31, 2009	$24,660,905

Members' contribution	435,770

Net loss	(1,520,877)

Balance, June 30, 2010	$23,575,798

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,		Cumulative Period from December 23, 2008 (inception)
	2010	2009	to June 30, 2010
Operating activities:
Net Loss	$(1,520,877)	$(139,921)	$(1,733,987)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Impairment of long-lived assets	1,331,215		1,331,215

Changes in Assets and Liabilities
Increase in marketable securities	(105,747)	-	(459,361)

Net cash used in operating activities	(295,409)	(139,921)	(862,133)

Investing activities:	-	-	-

Financing activities
Line of credit	23	-	-
Member contributions	435,770	140,120	1,168,267
Net cash provided by financing activities	435,793	140,120	1,168,267

(Decrease) increase in cash	140,384	199	306,134

Cash and cash equivalents, beginning of period	165,750	-	-
Cash and cash equivalents, end of period	$306,134	$199	$306,134

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.  Basis of Presentation and Nature of Organization

Nature of Operations

Westport Energy, LLC (the Company) was formed in December of 2008, in the State of Delaware, as a limited liability company. The Company is an exploration stage company engaged in the exploration for CBM in the Coos Bay region of Oregon and the Chehalis Basin Property in the state of Washington. Westport Energy holds leases to approximately 104,000 acres of prospective CBM lands in the Coos Bay Basin.

Liquidity and Going Concern

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  The Company has recurring deficits, a large accumulated deficit and is in the exploration stage of development, and has no revenues. These items raise substantial doubt about the Company’s ability to continue as a going concern.  In view of these matters, realization of the assets of the Company is dependent upon the Company’s ability to meet its financial requirements and the success of future operations.

The Company’s future success is dependent upon its ability to achieve profitable operations raise the appropriate funds needed. There is no guarantee whether the Company will be able to generate enough revenue and or raise capital to support these operations.

The Company cannot predict how long it will continue to incur further losses or whether it will ever become profitable, or if its business will improve.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2.  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consists principally of currency on hand, demand deposits at commercial banks, and liquid investment funds having a maturity of three months or less at the time of purchase.

Marketable Securities

The Company’s marketable securities are bought and held principally for the purpose of selling them in the near term and are classified as trading securities.  Trading securities are recorded at fair value on the balance sheet in current assets with the change in fair value during the period included in earnings.

The Company’s marketable securities are comprised of United States Treasury Notes that mature in one year or less.

2.  Summary of Significant Accounting Policies (Continued)

Oil and Gas Properties

The Company uses the “successful efforts” method to account for its acquisition, exploration and development activities.

Under the successful efforts method, except for acquisition costs of properties, a direct relationship between costs incurred and specific reserves discovered is required before costs are identified with assets. Costs of acquisition and exploration activities that are known not to have resulted in the discovery of reserves are charged to expense.

Acquisition costs associated with the acquisition of leases are capitalized when incurred.  These costs consist of obtaining a mineral interest or right in a property, such as a lease, concession, license, production sharing agreement, or other type of agreement granting such rights.  In addition, options to lease, brokers’ fees, recording fees, legal costs, and other similar costs related to activities in acquiring property interests are capitalized.

Exploration activities, which generally consist of geological and geophysical or “G&G” costs consist of carrying and retaining unproved properties, such as delay rentals, ad valorem tax on unproved properties, maintenance of land and lease records and costs of unsuccessful exploratory wells are charged to expense as incurred.  The costs of drilling exploratory and exploratory-type stratigraphic test wells are capitalized pending determination of whether the well has found proved reserves.  If it is determined the well has not found proved reserves, the capitalized costs, net of any salvage value are charged to expense.

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

Internal acquisition, development, and exploration costs may be capitalized if directly related to acquisition, development, or exploration activities that are subject to capitalization under the successful efforts method.

Capitalized costs are currently aggregated on two properties, which consist of the Coos Bay Property and the Chehalis Basin Property.

The Company’s properties are currently unproved, and therefore capitalized costs are not amortized, but subject to impairment testing.  In addition, as no properties have been classified as proved, development activities have not commenced.

In the first quarter of 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,331,000 recorded during the first quarter of 2010.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

2.  Summary of Significant Accounting Policies (Continued)

Impairment of Long—Lived Assets

Long-lived assets, including oil and gas properties, are reviewed for impairment when circumstances indicate that the carrying value may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets with the future undiscounted net cash flows estimated by the Company to be generated by such assets.  If the carrying amount exceeds the net undiscounted cash flows, the fair value of the assets are determined using appropriate valuation techniques.  The impairment loss is the extent to which the carrying value of the assets exceeds the fair value of the assets.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and in most of the states where the Company operates. As such, the Company does not incur income taxes.  Instead, its earnings and losses are included in the returns of the members and taxed depending on their individual tax situations.  As such, no provisions were made for income taxes.

Fair Value of Financial Instruments

GAAP requires disclosing the fair value of financial instruments to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet.  The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

In assessing the fair value of financial instruments, the Company uses a variety of methods and assumptions, which are based on estimates of market conditions and risks existing at the time.  For certain instruments, including cash and cash equivalents, accounts payable, and accrued expenses, it was estimated that the carrying amounts approximated fair value because of the short maturities of these instruments.  All debt is based on current rates at which the Company could borrow funds with similar remaining maturities and approximates fair value.

Fair Value Framework

GAAP establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels as follows:

• Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active exchange-traded securities and exchange-based derivatives.

• Level 2 — inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange based derivatives, mutual funds, and fair-value hedges.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

2.  Summary of Significant Accounting Policies (Continued)

Fair Value Framework (Continued)

• Level 3 — unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date. Financial assets and liabilities utilizing Level 3 inputs include infrequently-traded, non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

The Company’s marketable securities are marked to market every reporting period using level 1 inputs.

3.  Oil and Gas Properties, Unproven

On November 26, 2008, the United States Bankruptcy Court for the District of Oregon approved the entry of an Asset Purchase Agreement between YA Global, as the Buyer, and Torrent Energy, Inc., Methane Energy Corp., and Cascadia Energy Corp. (collectively the Seller).  The Purchase Agreement consisted of YA Global acquiring 100% ownership of the Oregon and Washington properties in exchange for forgiveness of debentures outstanding with Seller, as well as stock issued by the Seller which was held by the Buyer. On the same date in which the Asset Purchase Agreement took place, YA Global contributed approximately $24,142,000 of property into their wholly owned subsidiary’s subsidiary, Westport Energy, LLC.

The Company’s oil and gas properties are currently unproven and ongoing exploration activities are planned and will require the additional significant expenditures, which funding must be raised from external sources.  These exploration activities include formation stimulation and production testing of existing wells drilled in our Coos Bay project.  Assuming that additional funding from external sources is obtained, management estimates that it will take approximately two years to complete the first phase of exploration activities on certain of its unproved properties and at that time an assessment will be made for reclassification of a portion of the unproved reserves to proved reserves.  Once properties have been classified as proven, then certain of the costs incurred would be included in the amortization computation.

In January 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,331,000 during the first quarter of 2010.

On May 13, 2010, the Company received formal notice from Washington State Department of Natural Resources that these leases had been cancelled and forfeited effective May 7, 2010.

4.  Environmental Matters

The Company has established procedures for a continuing evaluation of its operations to identify potential environmental exposures and to assure compliance with regulatory policies and procedures.  Management monitors these laws and regulations and periodically assesses the propriety of its operational and accounting policies related to environmental issues.  The nature of the Company’s business requires routine day-to-day compliance with environmental laws and regulations.  The Company incurred no material environmental investigation, compliance and remediation costs for the period.  The Company is unable to predict whether its future operations will be materially affected by these laws and regulations.  It is believed that legislation and regulations relating to environmental protection will not materially affect the results of operations of the Company.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

 5.  Members’ Equity

During the six month period ended June 30, 2010 and 2009 members of the LLC contributed approximately $436,000 and $140,000 to fund general and administrative expenses.

6.  Subsequent Events

In the first quarter of 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,330,000 recorded during the first quarter of 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members’ of Westport Energy LLC

We have audited the accompanying balance sheets of Westport Energy LLC as of December 31, 2009 and 2008, and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2009, the period of inception (December 23, 2008) through December 31, 2008, and the period of inception (December 31, 2008) through December 31, 2009.   Westport Energy LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westport Energy LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the year ended December 31, 2009, the period of inception (December 23, 2008) through December 31, 2008, and the period of inception (December 31, 2008) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

 The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully discussed in Note 2 to the financial statements, the Company has suffered losses from operations and has a working capital deficiency as of December 31, 2009. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rosenberg Rich Baker Berman & Company

Somerset, New Jersey

July XX, 2011

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
BALANCE SHEETS

	December 31, 2009	December 31, 2008
ASSETS

Assets
Current assets:
Cash and cash equivalents	$165,750	$-
Marketable securities	354,972	-
Total current assets	520,722	-

Oil and gas properties, unproven	24,141,518	24,141,518

Total Assets	$24,662,240	$24,141,518

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Line of credit	$1,335	$-

Members' Equity:	24,660,905	24,141,518

Total liabilities and members' equity	$24,662,240	$24,141,518

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF OPERATIONS

	Twelve Months Ended December 31,		Cumulative Period from December 23, 2008 (inception) to December 31,
	2009	2008	2009
Net Sales	$-	$-	$-
Cost of Sales	-	-	-
Gross Profit (Loss)	-	-	-

Operating Expenses
General and administrative expense	209,722	-	209,722

Total Operating Expenses	209,722	-	209,722

Loss from operations	(209,722)	-	(209,722)

Other expenses, net	(3,388)	-	(3,388)

Loss before Income tax provisions	(213,110)	-	(213,110)

Income tax provision	-	-	-

Net Loss	$(213,110)	$-	$(213,110)

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

December 23, 2008 Contribution of assets	$24,141,518

Net income	-
Members' equity, December 31, 2008	24,141,518

Members' contribution	732,497

Net loss	(213,110)

Members equity, December 31, 2009	$24,660,905

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
STATEMENTS OF CHANGES IN CASH FLOWS

	Twelve Months Ended December 31,		Cumulative Period from December 23, 2008 (inception) to December 31,
	2009	2008	2009
Operating activities
Net Loss	$(213,110)	$-	$(213,110)

Changes in Assets and Liabilities

Net cash used in operating activities	(213,110)	-	(213,110)

Investing activities
Purchases of marketable securities	(354,972)		(354,972)

Financing activities
Line of credit	1,335		1,335
Member contributions	732,497	-	732,497
Net cash provided by financing activities	733,832	-	733,832

(Decrease) increase in cash	165,750	-	165,750

Cash and cash equivalents, beginning of period	-	-	-
Cash and cash equivalents, end of period	$165,750	$-	$165,750

NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of oil and gas rights, secured by convertible debenture	-	24,141,518	24,141,518

See accompanying notes to financial statements.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.  Basis of Presentation and Nature of Organization

Nature of Operations

Westport Energy, LLC (the Company) was formed in December of 2008, in the State of Delaware, as a limited liability company. The Company is an exploration stage company engaged in the exploration for CBM in the Coos Bay region of Oregon and the Chehalis Basin Property in the state of Washington. Westport Energy holds leases to approximately 104,000 acres of prospective CBM lands in the Coos Bay Basin.

Liquidity and Going Concern

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  The Company has recurring deficits, a large accumulated deficit and is in the exploration stage of development, and has no revenues. These items raise substantial doubt about the Company’s ability to continue as a going concern.  In view of these matters, realization of the assets of the Company is dependent upon the Company’s ability to meet its financial requirements and the success of future operations.

The Company’s future success is dependent upon its ability to achieve profitable operations raise the appropriate funds needed. There is no guarantee whether the Company will be able to generate enough revenue and or raise capital to support these operations.

The Company cannot predict how long it will continue to incur further losses or whether it will ever become profitable, or if its business will improve.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2.  Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consists principally of currency on hand, demand deposits at commercial banks, and liquid investment funds having a maturity of three months or less at the time of purchase.

Marketable Securities

The Company’s marketable securities are bought and held principally for the purpose of selling them in the near term and are classified as trading securities.  Trading securities are recorded at fair value on the balance sheet in current assets with the change in fair value during the period included in earnings.

The Company’s marketable securities are comprised of United States Treasury Notes with maturity dates of one year or less.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

2.  Summary of Significant Accounting Policies (Continued)

Oil and Gas Properties
The Company uses the “successful efforts” method to account for its acquisition, exploration and development activities.

Under the successful efforts method, except for acquisition costs of properties, a direct relationship between costs incurred and specific reserves discovered is required before costs are identified with assets. Costs of acquisition and exploration activities that are known not to have resulted in the discovery of reserves are charged to expense.

Acquisition costs associated with the acquisition of leases are capitalized when incurred.  These costs consist of obtaining a mineral interest or right in a property, such as a lease, concession, license, production sharing agreement, or other type of agreement granting such rights.  In addition, options to lease, brokers’ fees, recording fees, legal costs, and other similar costs related to activities in acquiring property interests are capitalized.

Exploration activities, which generally consist of geological and geophysical or “G&G” costs consist of carrying and retaining unproved properties, such as delay rentals, ad valorem tax on unproved properties, maintenance of land and lease records and costs of unsuccessful exploratory wells are charged to expense as incurred.  The costs of drilling exploratory and exploratory-type stratigraphic test wells are capitalized pending determination of whether the well has found proved reserves.  If it is determined the well has not found proved reserves, the capitalized costs, net of any salvage value are charged to expense.

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

Internal acquisition, development, and exploration costs may be capitalized if directly related to acquisition, development, or exploration activities that are subject to capitalization under the successful efforts method.

Capitalized costs are currently aggregated on two properties, which consist of the Coos Bay Property and the Chehalis Basin Property.

The Company’s properties are currently unproved, and therefore capitalized costs are not amortized, but subject to impairment testing.  In addition, as no properties have been classified as proved, development activities have not commenced.

In the first quarter of 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,330,000 recorded during the first quarter of 2010.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

2.  Summary of Significant Accounting Policies (Continued)

Impairment of Long—Lived Assets
Long-lived assets, including oil and gas properties, are reviewed for impairment when circumstances indicate that the carrying value may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets with the future undiscounted net cash flows estimated by the Company to be generated by such assets.  If the carrying amount exceeds the net undiscounted cash flows, the fair value of the assets are determined using appropriate valuation techniques.  The impairment loss is the extent to which the carrying value of the assets exceeds the fair value of the assets.

Income Taxes

The Company is treated as a partnership for federal income tax purposes and in most of the states where the Company operates. As such, the Company does not incur income taxes.  Instead, its earnings and losses are included in the returns of the members and taxed depending on their individual tax situations.  As such, no provisions were made for income taxes.

Fair Value of Financial Instruments

GAAP requires disclosing the fair value of financial instruments to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet.  The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

In assessing the fair value of financial instruments, the Company uses a variety of methods and assumptions, which are based on estimates of market conditions and risks existing at the time.  For certain instruments, including cash and cash equivalents, accounts payable, and accrued expenses, it was estimated that the carrying amounts approximated fair value because of the short maturities of these instruments.  All debt is based on current rates at which the Company could borrow funds with similar remaining maturities and approximates fair value.

Fair Value Framework

GAAP establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels as follows:

• Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date. Financial assets and liabilities utilizing Level 1 inputs include active exchange-traded securities and exchange-based derivatives.

• Level 2 — inputs other than quoted prices included within Level 1 that are directly observable for the asset or liability or indirectly observable through corroboration with observable market data. Financial assets and liabilities utilizing Level 2 inputs include fixed income securities, non-exchange based derivatives, mutual funds, and fair-value hedges.

• Level 3 — unobservable inputs for the asset or liability only used when there is little, if any, market activity for the asset or liability at the measurement date. Financial assets and liabilities utilizing Level 3 inputs include infrequently-traded, non-exchange-based derivatives and commingled investment funds, and are measured using present value pricing models.

The Company’s trading securities are marked to market every reporting period using level 1 inputs

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

3.  Oil and Gas Properties, Unproven

On November 26, 2008, the United States Bankruptcy Court for the District of Oregon approved the entry of an Asset Purchase Agreement between YA Global, as the Buyer, and Torrent Energy, Inc., Methane Energy Corp., and Cascadia Energy Corp. (collectively the Seller).  The Purchase Agreement consisted of YA Global acquiring 100% ownership of the Oregon and Washington properties in exchange for forgiveness of debentures outstanding with Seller, as well as stock issued by the Seller which was held by the Buyer. On the same date in which the Asset Purchase Agreement took place, YA Global contributed approximately $24,142,000 of property into their wholly owned subsidiary’s subsidiary, Westport Energy, LLC.

The Company’s oil and gas properties are currently unproven and ongoing exploration activities are planned and will require the additional significant expenditures for the year ending December 31, 2009, which funding must be raised from external sources.

These exploration activities include formation stimulation and production testing of existing wells drilled in our Coos Bay project.  Assuming that additional funding from external sources is obtained, management estimates that it will take approximately two years to complete the first phase of exploration activities on certain of its unproved properties and at that time an assessment will be made for reclassification of a portion of the unproved reserves to proved reserves.  Once properties have been classified as proven, then certain of the costs incurred would be included in the amortization computation.

In January 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,330,000 during the first quarter of 2010.

On May 13, 2010, the Company received formal notice from Washington State Department of Natural Resources that these leases had been cancelled and forfeited effective May 7, 2010.

4.  Environmental Matters

The Company has established procedures for a continuing evaluation of its operations to identify potential environmental exposures and to assure compliance with regulatory policies and procedures.  Management monitors these laws and regulations and periodically assesses the propriety of its operational and accounting policies related to environmental issues.  The nature of the Company’s business requires routine day-to-day compliance with environmental laws and regulations.  The Company incurred no material environmental investigation, compliance and remediation costs for the period ended December 31, 2010 and 2009.  The Company is unable to predict whether its future operations will be materially affected by these laws and regulations.  It is believed that legislation and regulations relating to environmental protection will not materially affect the results of operations of the Company.

WESTPORT ENERGY LLC
(AN EXPLORATION COMPANY)
NOTES TO FINANCIAL STATEMENTS

 5.  Members’ Equity

During the twelve months period ended December 31, 2009 members of the LLC contributed approximately $733,000 to fund general and administrative expenses.

 6.  Subsequent Events

In the first quarter of 2010, the Company determined that the cost to continue exploration of the Chehalis Basin Property outweighed the benefit in which they projected.  Therefore, lease agreements were not renewed with owners and the asset balance was fully impaired. This resulted in an impairment of approximately $1,330,000 recorded during the first quarter of 2010.

UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet as of June 30, 2010 was prepared as if the merger was effective as of such date. The unaudited pro forma condensed statement of operations for the six months ended June 30, 2010 was prepared as if the merger was effective as of January 1, 2010. The balance sheet as of June 30, 2010 and the statement of operations for the six months then ended of Capital Carbonics Corporation (“Carbonics”) was used for pro forma purposes.

The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and notes thereto included herein for Westport Energy LLC (“Westport”, the “Company”, “we”, “us” or “our”) and the consolidated historical financial statements of Carbonics. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise after the merger of Carbonics with Westport, or of the financial position or results of operations of the combined enterprise that would have actually occurred had the merger been effected as of the dates described above. The merger will be accounted for as a reverse acquisition wherein Westport will be treated as the acquirer for accounting purposes since it will control the combined enterprise.

Condensed Pro Forma Balance Sheet as of June 30, 2010 (Unaudited)

	Accounting	Legal Survivor	Pro Forma		Pro Forma
	Acquirer Westport	Carbonics	Adjustments	Notes	Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$301,748	$-	$650,000	B	$951,748
Marketable securities	465,105	-	-		465,105
Total current assets	766,853	-	650,000		1,416,853.0

Oil and gas properties, unproven	22,810,303	-	-		22,810,303

Total Assets	$23,577,156	$-	$650,000		$24,227,156

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Line of credit	$1,358	$-	$-		$1,358
Accounts payable and accrued expenses		289,485	(289,485)	A	-
Accrued interest		1,142,850			1,142,850
Loan payable - affiliate	-	121,561	(121,561)	A	-
Converitble debentures, net of discount		6,535,327	(44,000)	D	6,491,327
Derivative liability			9,475,000	D	9,475,000

Total current liabilities	1,358	8,089,223	9,019,954		17,110,535

Senior secured convertible debenture, net of discount			650,000	B	18,859,712
			27,640,712	C
			(9,431,000)	D
Total liabilities	1,358	8,089,223	27,879,666		35,970,247

Stockholders' Equity:
Preferred stock, $0.0001 par value, 1,000,000 authorized
Series C Voting Convertible, 921,890 and 805,767 issued and outstanding		921			921
Common stock, $0.0001 par value; 10,000,000,000 shares authorized; 482,842,103 and 187,938,551 issued and outstanding, respectively		287,931			287,931
Additional Paid-in Capital	25,309,785	127,197,421	(135,164,450)	A	(10,297,956)
			(27,640,712)	C
Accumulated deficiency during exploration stage	(1,733,987)	(135,575,496)	135,575,496	A	(1,733,987)
Total stockholders' equity	23,575,798	(8,089,223)	(27,229,666)		(11,743,091)
Total liabilities and stockholders' equity	$23,577,156	$-	$650,000		$24,227,156

(A) Purchase accounting adjustments. Accumulated deficit, accounts payable & loan payable - affiliate were recorded against APIC
(B) To record the issuance of debt for proceeds of $650,000
(C) To record the issuance of debt for to NEC for rights to Westport Energy, LLC of $27,640,712
(D) To record derivative liability related to conversion features embedded in convertible debentures of $9,4750,000

Condensed Pro Forma Statements of Operations for the six months ended June 30, 2010 (Unaudited)

	Accounting	Legal Survivor	Pro Forma		Pro Forma
	Acquirer Westport	Carbonics	Adjustments	Notes	Balance Sheet

Net Sales	$-	$-	$-		$-
Cost of Sales	-	-	-		-
Gross Profit (Loss)	-	-	-		-

Operating Expenses
Impairment loss	1,331,215	-	-		1,331,215
General and administrative expense	190,765	284,383	(284,383)	A	190,765

Total Operating Expenses	1,521,980	284,383	(284,383)		1,521,980

Loss from operations	(1,521,980)	(284,383)	284,383		(1,521,980)

Other expenses, net	1,103	(450,848)	450,848	B	(3,243,897)
			(1,275,000)	C
			(1,970,000)	D
Loss before Income tax provisions	(1,520,877)	(735,231)	(2,509,769)		(4,765,877)

Income tax provision	-	-	-		-

Net Loss	(1,520,877)	(735,231)	(2,509,769)		(4,765,877)

Basic and diluted loss per common share					(0.00)

Weighted average common shares outstanding, basic and dilutive					1,736,438,252

(A)  The pro forma adjustments to general and administrative expenses represent the estimated pro forma impact of the expenses of Carbonics.  These expenses were not incurred on a historical basis and we did not receive any historical benefits in terms of operating management for these expenses in the historical period presented herein.

(B) The pro forma adjustments to other expenses, net represent adjustments to Carbonics interest expense, discontinued operations and conversion liability adjustments that would not have occurred on a historical basis.

(C) The pro forma adjustments to other expenses, net reflect the pro forma incremental interest expense associated with loan obligations as if the loan amounts were incurred at the beginning of the period.

(D) The pro forma adjustments to other expenses, net reflect the pro forma incremental interest expense associated with the amortization of debt discount related to the derivative liability.

Unaudited Condensed Pro Forma Statement of Operations

The following unaudited pro forma condensed statement of operations for the year ended December 31, 2009 was prepared as if the merger was effective as of January 1, 2009. The consolidated statement of operations for the year ended December 31, 2009 of Carbonics was used for pro forma purposes, as that is Carbonic’s year-end. The unaudited pro forma statement of operations should be read in conjunction with the consolidated financial statements and notes thereto included herein for Westport and the consolidated historical financial statements of Carbonics. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the combined enterprise.

Condensed Pro Forma Statements of Operations for the year ended December 31, 2009 (Unaudited)
	Accounting	Legal Survivor	Pro Forma		Pro Forma
	Acquirer Westport	Carbonics	Adjustments	Notes	Balance Sheet

Net Sales	$-	$-	$-		$-
Cost of Sales	-	-	-		-
Gross Profit (Loss)	-	-	-		-

Operating Expenses
Impairment loss	-	-	-		-
General and administrative expense	209,722	440,855	(440,855)	A	209,722

Total Operating Expenses	209,722	440,855	(440,855)		209,722

Loss from operations	(209,722)	(440,855)	440,855		(209,722)

Other expenses, net	(3,388)	(5,441,721)	5,441,721	B	(6,465,388)
			(2,550,000)	C
			(3,912,000)	D

Loss before Income tax provisions	(213,110)	(5,882,576)	(579,424)		(6,675,110)

Income tax provision	-	-	-		-

Net Loss	(213,110)	(5,882,576)	(579,424)		(6,675,110)

Basic and diluted loss per common share					(0.00)

Weighted average common shares outstanding, basic and dilutive					1,736,438,252

(A)  The pro forma adjustments to general and administrative expenses respresent the estiamted pro forma impact of the expenses of Carbonics.  These expenses were not incurred on a historical basis and we did not receive any historical benefits in terms of operating management for these expenses in the historical period presented herein.

(B) The pro forma adjustments to other expenses, net represent adjustments to Carbonics interest expense, discontinued operations and conversion liability adjustments that would not have occurred on a historical basis.

(C) The pro forma adjustments to other expenses, net reflect the pro forma incremental interest expense associated with loan obligations as if the loan amounts were incurred at the beginning of the period.

(D) The pro forma adjustments to other expenses, net reflect the pro forma incremental interest expense associated with the amortization of debt discount related to the derivative liability.